CONFIDENTIAL TREATMENT REQUESTED	EXHIBIT 10.7 REDACTED
AMENDMENT THREE

TO THE
BILLING SERVICES AND LICENSE AGREEMENT
BETWEEN
VERISIGN, INC.
AND
RURAL CELLULAR CORPORATION
     THIS AMENDMENT THREE by and between VeriSign, Inc. (“VeriSign”) and Rural Cellular Corporation (“RCC”) is made and entered into to be effective the date of the last signature hereto.
     WHEREAS, VeriSign and RCC are parties to that certain Billing Services and License Agreement, dated to be effective July 21, 2005, as amended by that Amendment One between the parties, effective June 20, 2006, and that Amendment Two between the parties, effective October 5, 2006 (hereinafter collectively referred to as “Agreement”); and
     WHEREAS, the parties hereto desire to amend the Agreement as provided herein;
     NOW, THEREFORE, in consideration of the premises and the covenants and undertakings set forth herein, VeriSign and RCC agree as follows:
     1.       Section 3.B. Effective April 1, 2007, Section 3.B of the Agreement is replaced in its entirety with the following:
                B. ***.

RCC Billing Services and License Agreement — Amendment Three	VeriSign Proprietary
*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	EXHIBIT 10.7 REDACTED
2. Section 8.B. Effective April 1, 2007, the paragraph entitled “Hardware/Software Fee” in Section 8.B of the Agreement shall be deleted in its entirety and replaced with the following: “Hardware/Software Fee. ***.
3. Section 8.C. Effective April 1, 2007, ***.
4. ***.
5. Miscellaneous. The parties acknowledge and agree that this Amendment Three constitutes the entire understanding and agreement between VeriSign and RCC with respect to the subject matter hereof, and supersedes any and all prior or contemporaneous oral or written representation, understanding, agreement or communication relating thereto. Capitalized terms used without definition in this Amendment Three shall be given the meanings ascribed to them in the Agreement. Except as hereby modified, the Agreement shall remain in full force and effect in all aspects throughout the remainder of the term thereof.
     IN WITNESS WHEREOF, each of the parties hereto has made and caused this Amendment Three to be duly executed for it on its behalf by its authorized representative, to be effective the date of the last signature hereto.
     The signatories to this Amendment Three hereby warrant and represent that they have the authority to execute this Amendment Three on behalf of the entity or entities for which they sign.

RCC Billing Services and License Agreement — Amendment Three	VeriSign Proprietary
*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	EXHIBIT 10.7 REDACTED
     This Amendment Three does not bind or obligate either party in any manner unless duly executed by an authorized representative.

VERISIGN, INC	RURAL CELLULAR CORPORATION
By: /s/ Mitch Peterson	By: /s/ Ann Newhall
Name: Mitch Peterson	Name: Ann Newhall
Title: Director of Operations	Title: EVP/COO
Date: 5-12-07	Date: 5-7-02

RCC Billing Services and License Agreement — Amendment Three	VeriSign Proprietary
*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	EXHIBIT 10.7 REDACTED
Exhibit A
***
I. ***.
II. ***.
III. ***.
IV. ***.
V. SPEEDNET
RCC shall have the option until *** to contract for speedNET Service ***. Should RCC select this option, *** “speedNet Service” shall mean the modules and services described below:
•	Direct Network Mediation or Secondary Mediation of all existing voice and content feeds excluding GPRS nodes

•	Near real-time Pre-Processing of all existing voice and content feeds to include GPRS formatting

•	Real-Time Audit Reporting of all existing voice and content feeds to include GPRS

•	Batch Analysis of all existing voice and content feeds excluding GPRS

•	UDR Search for all existing voice and content feeds excluding GPRS

•	Raw Record Search for all existing voice and content feeds excluding GPRS

•	CIBER Search for all Incollect and Outcollect usage

•	TAP Search for all Incollect and Outcollect usage

•	Subpoena Search for all existing voice feeds

•	Mutual/Reciprocal Compensation Reporting for all existing voice feeds

•	Network Reporting for all existing voice feeds

•	Up to 200 hours annually for support of switch upgrades for all existing voice and content feeds including GPRS

•	Up to 200 hours annually for support of new enhancement requests and other product support
VeriSign and RCC will negotiate in good faith the fees, if any, for services that are not included above and that may be provided for GPRS Mediation in the event RCC is able to facilitate discussions with the relevant third party switch vendor that will allow a feasibility determination.
VI. ***.

RCC Billing Services and License Agreement — Amendment Three	VeriSign Proprietary
*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.